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                                                                   EXHIBIT 10.69

                              AMENDED AND RESTATED
                          ESCROW AND SECURITY AGREEMENT

     Amended and Restated Escrow and Security Agreement (the "Agreement") dated as of March 13, 1998 and amended and restated as of May 1, 1998 among EDUCATIONAL MEDICAL, INC., a Delaware corporation ("EMI"), NEW HAMPSHIRE ACQUISITION CORP., a Delaware corporation wholly owned by EMI ("Acquisition") (collectively, EMI and Acquisition shall be referred to hereinafter as the "Buyer"), HESSER, INC., a New Hampshire corporation (the "Corporation"), THE LINWOOD W. GALEUCIA TRUST OF 1997, a revocable trust organized under the laws of the State of New Hampshire, RICHARD D. GALEUCIA, an individual residing within the State of New Hampshire (collectively, the Galeucias shall be referred to hereinafter as the "Shareholders"), HARDWOOD PROPERTIES LIMITED PARTNERSHIP, a New Hampshire limited partnership (the "Partnership") and William H. Kelley, an individual licensed to practice law within the State of New Hampshire (the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Stock Purchase Agreement dated of even date herewith (the "Stock Purchase Agreement"), between Buyer, the Corporation, the Shareholders and the Partnership, Buyer acquired all of the Stock of the Corporation from the Shareholders and the Property from the Partnership in consideration for, among other things, an $11,000,000 promissory note (the "Second Payment Note"); and

     WHEREAS, pursuant to Section 1(d)(1) of the Stock Purchase Agreement, Buyer has agreed to establish a letter of credit (the "Letter of Credit") to be held in escrow to secure its payment obligations arising out of the Second Payment
Note in accordance with the terms of this Escrow Agreement;

     WHEREAS, subsequent to the Closing the parties agreed that EMI, at its election, may substitute from time to time cash or cash equivalents as collateral on a dollar for dollar basis for all or any portion of the Letter of Credit.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Stock Purchase Agreement, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used in this Escrow Agreement and not defined herein shall have the meaning assigned to them in the Stock Purchase Agreement, a copy of which has been delivered to all parties hereto.

     2. Appointment. The parties to this Agreement hereby appoint Escrow Agent as the escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment. The Escrow Agent agrees to hold and dispose of the letter of credit described herein and any funds resulting from draws thereon in accordance with the terms hereof.

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     3. Purpose of Escrow. The purpose of this Agreement is to secure the payment obligations of Buyer arising out of the Second Payment Note pursuant to the terms thereof and the terms of the Stock Purchase Agreement.

     4. Letter of Credit.

     (A) ESTABLISHMENT OF LETTER OF CREDIT. Concurrently with the execution of the original escrow agreement, Buyer delivered to the Escrow Agent an irrevocable and unconditional letter of credit, in substantially the form of Attachment A hereto, in the amount of $11,000,000.00 (the "Letter of Credit"), which expires no earlier than the first anniversary of the date of this Agreement. The Letter of Credit was issued by Bank of America, NT&SA. Any Letter of Credit and related sight drafts may be substituted from time to time by a Letter of Credit and sight draft drawn upon any other bank of similar asset size.

     (B) SUBSTITUTION, RENEWAL, AND REDUCTION OF LETTER OF CREDIT AND GRANT OF SECURITY INTEREST. At its option, from time to time, EMI may substitute cash or cash equivalents, such as commercial paper for all or part of the Letter of Credit (the "Substituted Collateral") on a dollar for dollar basis. The Substituted Collateral shall be held in an account established at Bank of America in the name of the Escrow Agent. EMI hereby grants the Shareholders and the Partnership a security interest with respect to such Substituted Collateral. If the principal amount of the Substituted Collateral is less than $11,000,000, EMI shall deliver to the Escrow Agent a new letter of credit for the difference between the amount of the Substituted Collateral and $11,000,000 (the "Shortfall Letter of Credit"), or, if no such Shortfall Letter of Credit is delivered, the Escrow Agent shall retain the original Letter of Credit until the Shortfall Letter of Credit is delivered. Similarly, the Buyer may, at its election, replace all or any portion of the Substituted Collateral with a new letter of credit on a dollar for dollar basis. All Shortfall Letters of Credit shall be subject to the provisions of this Agreement applicable to the Letter of Credit. To the extent amounts the Escrow Agent is holding to support Second Payment Note payments do not equal $11,000,000.00, for so long as Second Payment Note payments are payable to the Shareholders and/or the Partnership, and prior to the end of business on the 330th day following such anniversary date of this Agreement (the "Letter of Credit Renewal Date"), Buyer shall deliver to the Escrow Agent a renewed Letter of Credit expiring no earlier than 365 days following the Letter of Credit Renewal Date (the "Renewed Letter of Credit"). If the Renewed Letter of Credit is not received by the Escrow Agent prior to the Letter of Credit Renewal Date, the Escrow Agent shall notify Buyer, the Shareholders and the Partnership of such failure in the manner provided for in this Agreement on the next business day following the Letter of Credit Renewal Date. If the Renewed Letter of Credit is not received prior to the close of business ten (10) business days after the date notice of such failure is received by Buyer (the "Renewal Deadline Date"), on the next business day following, the Escrow Agent shall cash the sight draft and hold the proceeds of it as if it were the Letter of Credit, and Buyer shall have no obligation with respect to a new or replacement Letter of Credit. Buyer shall not be obligated to deliver a Renewed Letter of Credit if, on the Letter of Credit Renewal Date, the expiration date of the Letter of Credit is later than 365 days following the Letter of Credit Renewal Date.


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     (C) RETURN OF LETTER OF CREDIT. To the extent the face amount of the Letter of Credit or any funds (but not funds drawn with respect to a Second Payment
Note payment) held in lieu of such Letter of Credit exceed the sum of the Second Payment Note payment obligation, the Letter of Credit will be returned to the Buyer when an acceptable substitute Letter of Credit is received by Escrow Agent for the then applicable face amount.

5. Permissible Draws on Letter of Credit.

     (A) DRAWS BY THE ESCROW AGENT. At any time and from time to time, prior to the expiration of five (5) business days following the day of receipt by the Escrow Agent of a Claim Certificate described below from either Buyer, the Shareholders or the Partnership, as the case may be, the Escrow Agent shall present the related sight draft for full or partial payment, as the case may be (a "Permitted Draw"), and hold the relevant Unpaid Amount (as defined in subsection (B) of this Section 5) in accordance with the provisions of subsection (C) of this Section 5. If the expiration date of the Letter of Credit is less than five (5) days from the date notice is so received, then the time for presentation shall be reduced accordingly.

     (B) CONDITIONS TO PERMITTED DRAWS. The Escrow Agent shall make a Permitted Draw in accordance with the provisions of subsection (A) of this Section in the case of the Letter of Credit, upon receipt of a certificate from either of the Shareholders or the Partnership, a copy of which shall be delivered to the Buyer, stating that all or part of Second Payment Note payment has not been paid in accordance with the terms of such Second Payment Note (the "Unpaid Second Payment Note Payment"), and the amount of the Unpaid Second Payment Note Payment (the "Unpaid Second Payment Note Payment Amount"). The Permitted Draw shall be limited to an amount equal to the difference between the principal amount of the Substituted Collateral and the amount of the Unpaid Second Payment Note Payment amount. The certificate provided for in this Subsection (B) is called the "Claim Certificate."

     (C) DISTRIBUTION OF ESCROWED AMOUNTS. The amounts held by the Escrow Agent in accordance with Subsections (A) and (B) of this Section 5 and 6 of this Agreement along with the principal amount of the Substituted Collateral are called the "Escrowed Amounts". The Escrow Agent shall distribute the Escrowed Amounts to the Shareholders and/or the Partnership, as the case may be upon joint, written instructions from Buyer and Shareholders and the Partnership or as otherwise provided herein. All such distributions shall be made first from the Substituted Collateral and then from Permitted Draws. All interest payments on the Substituted Collateral shall be paid directly to EMI, free from all claims by the Sellers or the Partnership, prior to the receipt of a Claim Certificate by the Escrow Agent with respect thereto, and thereafter all interest accruing with respect to the relevant Substituted Collateral shall be considered additional Substituted Collateral.

     (D) NOTICE OF JUDGMENT OR AWARD. The Unpaid Second Payment Note Payment specified in the Claim Certificate shall be made prior to the close of business on the 10th business day following its receipt by the Escrow Agent unless the Escrow Agent receives notice from EMI or Acquisition objecting to such payment prior to the close of business on the 9th business day following the receipt by the Buyer of the Claim Certificate, in which event the Escrow Agent shall


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hold such amounts pending further instructions from the parties, the order of a court of competent jurisdiction or interplead such amounts pursuant to the provisions of this Agreement.

     6. Information and Taxes. The parties to this Agreement shall provide the Escrow Agent with all information, and shall execute all documents, deemed necessary or desirable by the Escrow Agent to carry out its duties under this Agreement. The Escrow Agent shall cause to be prepared all income and other tax returns and reports the Escrow Agent, in its sole discretion, deems necessary or desirable in order to comply with all tax and other laws, rules and regulations applicable to the Escrow Fund and shall pay all taxes and charges it deems lawfully due with respect to the income and operation of the Escrow Fund.

     7. Liability. The duties of the Escrow Agent hereunder are only such as herein specifically provided and are purely ministerial in nature; and the Escrow Agent shall not be liable for any action taken by the Escrow Agent in good faith and in accordance with the terms of this Agreement. The Escrow Agent shall be fully protected in acting upon any written notice, request, waiver, consent, proxy, certificate, receipt, authorization, power of attorney or other agreement, document or instrument which the Escrow Agent receives from the parties to this Agreement to carry out its duties under this Agreement or which the Escrow Agent in good faith believes to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for any error in judgment, or for any act that it takes or fails to take in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct, so long as it has acted in good faith. It is understood and agreed that the Escrow Agent is acting as a depository only and is not responsible for or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the documents described herein or any part of the Escrow Fund.

     In the event any dispute, conflict or question arises as the construction of any provision hereof or the Escrow Agent's duties hereunder, the Escrow Agent may consult with, and obtain advice from, legal counsel. The Escrow Agent shall be reimbursed from the Escrow Fund for all reasonable costs and reasonable fees incurred in obtaining such advice. The Escrow Agent shall incur no liability and shall be fully protected from any liability when acting in good faith in accordance with the written opinion and instructions of such counsel. Copies of all such opinions shall be made available to the other parties hereto upon request. The Escrow Agent may, but shall not be required to, defend itself in any legal proceeding in respect of the Escrow Fund, or any part thereof. The Escrow Agent shall be paid from the Escrow Fund for all reasonable costs and reasonable expenses incurred by the Escrow Agent in connection with any such defense or action.

     8. Resignation. The Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving notice of such resignation in writing, specifying the date when such resignation shall take effect, which date shall be not less than 10 days from the date on which such notice is given. Upon the effective date of such resignation, the Escrow Fund shall be delivered by the Escrow Agent to such person as may be designated in writing by the parties to this Agreement, whereupon all of the Escrow Agent's obligations hereunder shall cease and terminate. If no such person shall have been designated by such date, all obligations of the Escrow Agent thereunder shall cease and terminate. The Escrow Agent's sole responsibility thereafter


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shall be to keep safely the Escrow Fund then held by it and to deliver the same to a person designated by the parties to this Agreement in accordance with the directions of a final order or judgment of a court of competent jurisdiction.

     9. Indemnification. The parties to this Agreement, jointly and severally, hereby agree to indemnify the Escrow Agent for, and to defend and hold it harmless from and against, any loss, damage, tax, liability or expense incurred in good faith on the part of the Escrow Agent arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including, without limitation, the reasonable legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder.

     10. Interpleader. The Escrow Agent shall be required to make disbursements from the Escrow Fund only if the Escrow Agent determines that such disbursement is authorized under the terms of this Agreement and the Escrow Agent can do so without incurring any liability. Should any controversy arise between the parties to this Agreement with respect to this Agreement or with respect to the right to receive any amount out of the Escrow Fund, the Escrow Agent shall have the right to consult counsel and elect to do either or both of the following:
(i) refuse to comply with any adverse or conflicting claims or demands made upon the Escrow Agent until such are resolved to the Escrow Agent's satisfaction, or
(ii) file a suit in interpleader or for instructions or for declaratory judgment or for such other relief in any court of competent jurisdiction in Manchester, New Hampshire, to determine the rights of the parties. Should a bill of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever on account of this Agreement or the Escrow Fund, each of the parties to this Agreement hereby bind and obligate themselves, and their respective successors and assigns, to pay the Escrow Agent, in addition to any charge made hereunder for acting as the Escrow Agent, reasonable attorney's fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs and damages in connection with and resulting from such litigation. The prevailing parties in any controversy or litigation shall be entitled to the reasonable and necessary expenses incurred by such parties in defending any such controversy, which expenses, including, without limitation, the expenses of the Escrow Agent, shall first be paid from the Escrow Fund.

     11. Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been received on the day delivered by hand prior to 5 p.m. on any business day or if delivered by Federal Express for next day delivery, on the next business day after being given to Federal Express, prepaid for delivery, as follows:

     If to Buyer:

              Educational Medical, Inc.
              New Hampshire Acquisition Corp.
              1327 North Meadow Parkway, Suite 132
              Roswell, GA  30076
              Attn:  President


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     with a copy to:

              Morris C. Brown, Esquire
              Greenberg Traurig et al.
              777 S. Flagler Drive, Suite 300
              West Palm Beach, FL 33401

     If to the Shareholders:

              The Linwood W. Galeucia Trust of 1997       Richard D. Galeucia
              c/o Linwood W. Galeucia                     c/o Hesser Collge
              Hesser College                              3 Sundial Avenue
              3 Sundial Avenue                            Manchester, NH 03103
              Manchester, NH 03103

     with a copy to:

              William H.  Kelley, Esq.
              282 River Road
              P.O. Box 3280
              Manchester, NH 03105-3280

     If to the Partnership:

              Hardwood Properties Limited Partnership
              c/o Linwood W. Galeucia
              Hesser College
              3 Sundial Avenue
              Manchester, NH 03103

     with a copy to:

              William H.  Kelley, Esq.
              282 River Road
              P.O. Box 3280
              Manchester, NH 03105-3280

     If to the Escrow Agent:

              William H.  Kelley, Esq.
              282 River Road
              P.O. Box 3280
              Manchester, NH 03105-3280


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or to any other address which any party hereto may designate by notice given as herein provided.

     12. Acknowledgement of Representation. Buyer acknowledges that the Escrow Agent is counsel for the Shareholders and the Partnership and agrees that no action taken by the Escrow Agent under this Agreement shall affect or impair the right of the Escrow Agent to represent such parties in any matter, including an interpleader action pursuant to this Agreement.

     13. Prohibition on Assignment. Notwithstanding anything to the contrary herein contained, no portion of the interest or rights of any party hereto to or in the Escrow Fund shall be sold, assigned, pledged, hypothecated or otherwise used as security, and any attempted anticipation, assignment, pledge, sale or transfer of any right or interest in contravention of this Agreement shall be void. No portion of the Escrow Fund shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement.

     14. Entire Agreement. This Agreement and Stock Purchase Agreement constitute the entire agreement among the parties and there are no agreements, understandings, representations or warranties among the parties on the subject matter hereof other than those set forth herein and therein.

     15. Governing Law. This Agreement shall be construed and controlled in all respects in accordance with the laws of the State of New Hampshire.

     16. Amendment. This Agreement may be amended only by a written instrument executed by all parties hereto.

     17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors, personal representatives and assigns.

     18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the date and year first written above.

ATTEST                                      EDUCATIONAL MEDICAL, INC.

                                            By:
----------------------------                   ------------------------
Its                                         Name:
   -------------------------                     ----------------------
                                            Title:
                                                  ---------------------


ATTEST                                      NEW HAMPSHIRE ACQUISITION


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                                            CORP.

                                            By:
----------------------------                   -------------------------
Its                                         Name:
   -------------------------                     -----------------------
                                            Title:
                                                  ----------------------

ATTEST                                      HESSER, INC.

                                            By:
----------------------------                   -------------------------
Its                                         Name:
   -------------------------                     -----------------------
                                            Title:
                                                  ----------------------

WITNESS                                     THE LINWOOD W. GALEUCIA
                                            REVOCABLE TRUST OF 1997

                                            By:
----------------------------                   -------------------------
                                            Name: Linwood W. Galeucia as
----------------------------                        Trustee

WITNESS


----------------------------                ----------------------------
                                            Richard D. Galeucia
----------------------------

ATTEST                                      HARDWOOD PROPERTIES LIMITED
                                            PARTNERSHIP

                                            By:
----------------------------                   -------------------------
Its                                         Name:
   -------------------------                     -----------------------
                                            Title:
                                                  ----------------------

WITNESS


----------------------------                ----------------------------
                                            William H. Kelley, Esq.
----------------------------


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                                  ATTACHMENT A
                              DATE:________________

Beneficiary
(Name and Address)




Gentlemen:

We hereby establish in your favor our irrevocable and unconditional standby Letter of Credit Number _____________ dated _______________, in your favor for account of _________________________________ (address) for Eleven Million and no/100 U.S. Dollars ($11,000,000 U.S.) available with Bank of America NT&SA against presentation of your draft(s) drawn at sight on us.


Any draft drawn under this credit must be presented to our Main Office at ___________ Attention: __________________, not later than _______________ (time)
on _______________________ (date).


Any draft(s) drawn hereunder must be marked: "Drawn under ____________________ _______________________________(bank), _______________________________
(address), Letter of Credit Number ________________________, dated __________.

Partial drawings are permitted.

We hereby engage with you that draft(s) drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation to the Drawee.


The Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication Number 500.


                                       ----------------------------------
                                              Authorized Signature


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